                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                          BIG SKY TRANSPORTATION, CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                           BIG SKY TRANSPORTATION CO.
                      Billings Logan International Airport
                               1601 Aviation Place
                             Billings, Montana 59105
                                  406.245.9449

                                 PROXY STATEMENT

       THIS PROXY STATEMENT IS BEING FURNISHED BY THE BOARD OF DIRECTORS, OFFICERS AND MANAGEMENT OF BIG SKY TRANSPORTATION CO, IN CONNECTION
           WITH SOLICITATION OF PROXIES FOR USE AT THE ANNUAL MEETING

ITEM 1.
DATE, TIME AND PLACE INFORMATION

(a)      General Information.

The Annual Meeting of the Stockholders of Big Sky Transportation Co. ("Big Sky") will be held on Tuesday, February 29, 2000, at 3:30 p.m. (local time) in the Conference Room at Big Sky Airlines, Billings Logan International Airport, 1601 Aviation Place, Billings, Montana, for the purpose of considering and voting on the following Annual Meeting Proposals made by Big Sky's Board of Directors, officers and management:

         1)       To elect six directors to serve for one-year terms;

         2) To consider and ratify the Board of Directors' appointment of independent auditors.

         3) To consider and approve the Big Sky Transportation Co. 1999 Long-Term Incentive and Stock Option Plan.

THE ANNUAL MEETING PROPOSALS ARE DISCUSSED IN DETAIL BELOW IN THE SECTION OF THIS PROXY STATEMENT ENTITLED DISCUSSION OF ANNUAL MEETING PROPOSALS.

In addition, Stockholders will act upon such matters as may properly come before the meeting or any adjournments thereof.

Holders-of-record of 1996 Series Common Stock at the close of business on January 14, 2000 (the record date) are entitled to vote at this meeting or any adjournment thereof. Stockholders who will not be attending the meeting, or who do not wish to vote in person, are requested to execute the enclosed proxy and return it promptly in the enclosed envelope so that their shares will be voted at the meeting.

Big Sky's Board of Directors and management do not intend to present any additional business to this year's Annual meeting, other than the Annual Meeting Proposals specifically set forth in the Notice of Annual Meeting of Stockholders and this Proxy Statement. The directors and management know of no other business to come before this meeting. However, should such matters be brought before the meeting, Big Sky's designated proxies will vote on such matters based on their judgment as to Big Sky's best interests.

(b)      Delivery Information.


Big Sky has filed its Annual Report, which contains information concerning Big Sky and its operations, including financial statements, on Form 10-KSB for the fiscal year-ended June 30, 1999, with the U.S. Securities and Exchange Commission (SEC). A copy of the fiscal year 1999 Annual Report, including financial statements and the Form 10-KSB, accompanies this Notice of Annual Meeting and Proxy Statement and is being mailed on or before January 28, 2000 to each Stockholder of record on January 14, 2000. The financial statements, including footnotes, and Auditor's Report, and the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Annual Report are incorporated in this Proxy Statement. No other part of the Annual Report is incorporated in this Proxy Statement or is to be considered proxy-soliciting material.


Big Sky gives the following information and data, in accordance with SEC reporting regulations. Copies of this Proxy Statement have been provided to the SEC and the Pacific Exchange, Inc.

(c)      Stockholder Proposals (Rule 14A-5(e) information).

Proposals from Stockholders that Stockholders want to include in Big Sky's proxy materials and to have presented at the Annual Meeting of the Stockholders, presently scheduled to be held on February 29, 2000, must be received by Big Sky at it's principal offices no later than February 10, 2000.

ITEM 2.
REVOCABILITY OF PROXY

If Stockholders wish to revoke proxies, they must give advance written notice to Big Sky's Secretary before their being voted at the Annual Meeting. Unless proxies are revoked before voting at the annual meeting, all properly executed proxies will be voted by Big Sky's Secretary in favor of the Annual Meeting Proposals listed in Item 1.

ITEM 3.
DISSENTERS' RIGHT OF APPRAISAL

There are no dissenters' rights of appraisal that apply to any of the Annual Meeting Proposals listed in Item 1.

ITEM 4.
PERSONS MAKING THE SOLICITATION

(a)      Solicitations Not Subject to Rule 14a-11.

Big Sky's Board of Directors solicits the accompanying proxy ballot to be used at the Annual Meeting of Stockholders of Big Sky and any adjournments of such meeting. Big Sky is not aware of any opposition to approval of the Annual Meeting Proposals listed in Item 1.

Big Sky will pay the cost of soliciting proxies, including the cost of preparing and mailing the Notice of the Annual Meeting of Stockholders and this Proxy Statement. Big Sky's solicitation of proxies is primarily through mailing of this Proxy Statement to all Stockholders entitled to vote at the Annual Meeting.

Officers of Big Sky may solicit proxies personally. However, officers soliciting proxies will receive no compensation in addition to their regular pay for such solicitations. Big Sky will reimburse brokers, banks and those holding shares in their names for others for the reasonable cost of forwarding proxy material to, and obtaining proxies from, their principals.

(b)      Solicitations Subject to Rule 14a-11.

None.

ITEM 5.
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

(a)      Solicitations Not Subject to Rule 14a-11.

No outside "substantial interests of security holdings or otherwise" exist with regard to the Annual Meeting Proposals listed in Item 1 to be acted upon at the Annual Meeting of Stockholders, other than elections to office.

(b)      Solicitations Subject to Rule 14a-11.

None.

ITEM 6.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

(a)      Number of Shares and Number of Votes.

On September 30, 1999, there were 1,255,982 shares of 1996 Series Common Stock outstanding. This is the only class of Big Sky's securities entitled to vote at the Annual Meeting. As of January 14, 2000, the record date, a majority of all outstanding stock will constitute a quorum for the transaction of business at the Annual Meeting.

(b)      Record Date.

The record date for this proxy solicitation is January 14, 2000.

(c)      Voting Rights With Respect to Agenda.

Cumulative Voting For Directors. For the election of directors, each holder of 1996 Series Common Stock present in person or represented by proxy has the right to cumulate his or her votes for the election of directors by multiplying the number of votes to which the Stockholder is entitled to vote by six (6) (the total number of directors to be elected) and cast all such votes for one nominee or distribute the total votes among any two or more nominees. The persons designated as proxies on the enclosed proxy form will exercise their discretion in deciding whether to cumulate votes and the amount of accumulation in voting for Directors.

Majority Voting for Ratification of Auditors. For the ratification of auditors, the affirmative vote of the majority of shares of 1996 Series Common Stock present in person or represented by proxy and entitled to vote on the matter, is necessary for approval.

Majority Voting for Approval of Long-Term Incentive Plan. For approval of the Big Sky Transportation Co. 1999 Long-Term Incentive and Stock Option Plan the affirmative vote of the majority of shares of 1996 Series Common Stock present in person or represented by proxy and entitled to vote on the matter, is necessary for approval.

(d)      Security Ownership of Certain Beneficial Owners and Management.
The following persons are known to Big Sky to be the beneficial owners of more than 5% of any class of the Registrant's voting securities as of September 30, 1999:

---------------------------------------------------------------------------------------------------
                           (2) Name                           (3) Amount
                           and address                        and nature of
(1) Title                  of Beneficial                      beneficial                (4)Percent
of Class                    Owner                             ownership                 of class
---------------------------------------------------------------------------------------------------
1996 Series                Derby West, LLC                    347,520 shares             27.67%
Common Stock               Drawer E                           directly owned
                           Sheridan WY 82801

1996 Series                H.V. Holman, Ltd. Partnership      108,780 shares              8.66%
Common Stock               7979 Harbor Town Ave.              directly owned
                           Las Vegas NV 89113

1996 Series                Jon Marchi                         61,084 shares               5.13%
Common Stock               7783 Valley View Rd.               owned directly
                           Polson MT  59860                   or by IRA

1996 Series                Northern Rockies Venture Fund,     114,286 shares              9.10%
Common Stock               Ltd.                               owned directly
                           4845 Pearl East Circle
                           Boulder CO. 80301

(b)      Security Ownership of Management.

Item 7 below lists the security ownership of Kim B. Champney, President/CEO, and Craig Denney, Executive Vice President/COO and Secretary.

(c)      Changes in Control.

Big Sky knows of no arrangements that may result in a change of control of Big Sky in the future.

ITEM 7.
EXECUTIVE OFFICERS AND DIRECTORS.

(a)      Adverse Legal Proceedings.

No director or officer is involved in any legal proceedings that affect or are adverse to the interests of Big Sky (including directors who are proposed for election in this Proxy Statement). No Stockholder holding more than 5% of Big Sky's 1996 Series Common Stock is involved in any legal proceedings that affect or are adverse to Big Sky.

(b)      Identification of and Information About Executive Officers and
         Directors.

Executive officers of Big Sky are elected by and serve at the discretion of the Board of Directors. There is no arrangement between any executive officer and any other person that in any way affect how an executive officer is selected.

Directors are elected each year by the Stockholders. The nominees for directors in 2000-2001 are listed below. This list is identifies the nominees in descending order by time served on the Board of Directors. This list gives the following information: Name, Executive Offices Held With Big Sky Transportation Co., Principal Occupation, Previous Employment, Outside Directorships, Education & Stock (including options exercisable): (a), (b).

Jon Marchi: Chairman of the Board of Directors & Treasurer, April 1996 to date;
         Secretary 1991-1995; Outside Director since 1979; Principal Business -- Owner & President, Marchi Angus Ranches, Polson, MT, 1985 to date; Director & Chairman, Glacier Venture Fund, The Montana Small Business Investment Capital Company; Director & Chairman, Development Corporation of Montana; Director & President, Montana Private Capital Network; Director, Montana Community Finance Corporation; Director, Montana Small Business Connections; Previous Employment -- D.A. Davidson & Co., Great Falls, MT (regional investment company & securities dealer), 1972-1985; Other -- Director, College of Business Advisory Board, Montana State University-Billings; Director, Montana Small Business Administration Advisory Council; Director, Montana Ambassadors; Education -- B.S. Business & M.S. Finance, University of Montana; Age -- 53; Stock--64,556 (c), % Class--5.13% (i).

Jack K. Daniels: Vice-Chairman of the Board of Directors & Assistant Secretary,
         April 1995 to-date;
         Outside Director since 1990; Interim CEO, September 1997 to January, 1998; Principal Business -- Owner/President, SerVair Accessories, Inc. (fixed base aviation operator), Williston, ND, 1950-1994 (retired); Other -- Former chairman, North Dakota Aeronautics Commission (retired); Former Treasurer, National Committee of Cities & States for Airline Service; NCCSAS (retired); Age --74; Stock--24,620 (d), % Class -- 1.96% (i).

Alan D. Nicholson: Outside Director since 1994;
         Principal Business -- Owner/President, Nicholson, Inc. (commercial real estate development), Helena, MT; Other -- Member, Helena Area Chamber of Commerce; Member, Montana State University Foundation Board; Member, President's Council, Carroll College (Helena, MT), President, Montana Ambassadors; Education -- B.S. Mathematics & Physics, Montana State University; M.A. Mathematics, Northwestern University; Age -- 59; Stock--24,620 (e), % Class -- 1.96% (i).

Stephen D. Huntington: Assistant Secretary 1998 to date; Outside Director since
         1994;
         Principal Business -- Partner, Northern Rockies Venture Fund, Butte, MT, 1994 to date; Manager, Corporate Development & Finance, MSE, Inc., Butte, MT, 1995 to-date; Other -- Director, MSE-HKM, Inc., 1995; Director, MSE Technology Applications, Inc., 1995; Director, Safe Shop Tools, Inc., 1997; Director, Nutritional Laboratories International, Inc., 1997; Board of Managers, Soltec Engineering LLC, 1996 Previous Employment -- State of Montana, 1982-1990; Owner/Principal, Interwest Development, Mountainwest Management, 1990-1995. Education -- B.A. Political Science and Graduate Studies, Law & Public Administration, University of Montana; Age -- 43; Stock--11,267 (f); % Class 0.90% (i).

Craig Denney: Executive Vice President & COO 1995 to date, Secretary & Assistant
         Treasurer 1998 to date;
         Division Manager, December 1995 to-date; Vice President/Operations & COO, 1989-1995; Vice President/Ground Services, Director/Ground Services, Director/Customer Service & Station Manager, 1978-1989. Director since 1995; Previous Employment -- Transportation Agent, Northwest Airlines, Inc., Great Falls & Butte, MT, 1974-1978; Other -- Member & Chairman, Air Carrier Advisory Committee, Billings Logan International Airport; member, Aviation Council, Department of Aviation, Rocky Mountain College; Education -- A.A. Aviation Administration, Anoka Ramsey J.C., Coon Rapids, MN; Age -- 46; Stock--41,420 (g), % Class 3.30% (j).

Kim B. Champney, Director & Executive Officer;
         Big Sky -- President & CEO, January 1998 to date; Interim CFO, March 1998 to date; Director, February 1998 to date. Previous Employment -- Vice President Business Development, Merlin Express, San Antonio TX, 1993-1997; Director Airline Planning, DHL Airways, Cincinnati OH, 1990-1993; Director Financial Analysis, Braniff Inc., Orlando FL, 1989-1990; Director Corporate Planning, Piedmont Airlines, Winston-Salem NC, 1986-1989; Treasurer, 1985-1986, Controller 1981-1985, Empire Airlines Inc., Utica/Rome NY; Manager General Accounting, The Black Clawson Co., Fulton NY, 1976-1981. Education -- B.S. Accounting, Rochester Institute of Technology, Rochester NY.
         Age -- 45; Stock - 25,300 (h), % Class -- 2.10% (i).

(a) Each of the persons listed above was elected as a director at the prior Annual Meeting of Stockholders held February 25, 1999. Except as indicated, each person has held the outside positions shown above, or other executive positions with the same business for the past five years.

(b) Shares shown reflect outstanding shares of 1996 Series Common Stock beneficially owned, both directly and indirectly, as of September 30, 1999, as well as options exercisable within 60 days thereof, and any options known to be exercised as of the report date. Beneficial ownership shown represents sole voting and investment power. Service-related stock option awards for 1997-98 are included for outside directors, whether exercised or not.

(c)       62,556 shares owned. Options exercisable on 2,000 shares.

(d)       20,620 shares owned. Options exercisable on 4,000 shares.

(e)       14,620 shares owned. Options exercisable on 10,000 shares.

(f)       3,600 shares owned. Options exercisable on 7,667 shares.

(g)       21,420 shares owned. Options exercisable on 20,000 shares.

(h)       5,300 shares owned. Options exercisable on 20,000 shares

(i) Includes shares owned and eligible options, as a percent of total outstanding shares, shown to nearest tenth.

During 2000-2001, Big Sky will continue its search for qualified directors. The Board of Directors may appoint one or more additional directors to commence service prior to the next meeting of Stockholders.

The proxies that are solicited in this Proxy Statement cannot be voted for a greater number of directors than the number of nominees stated above. There is no arrangement or understanding between any nominee and any other person or persons that affects the way in which any nominee was, or is, to be selected as a director or nominee. None of the nominees has any family relationship to any other nominee, or to any other executive officer of Big Sky.

If any of the persons listed above as candidates for the election to the Board of Directors are not available to serve at the time of Annual Meeting, the designated proxies may vote for other persons as they determine appropriate. Big Sky does not anticipate that any of the persons listed above for election as directors will be unable to serve.

BOARD MEETINGS. The Board of Directors is scheduled to meet monthly. It also meets at the call of the President or any director. During the year-ended June 30, 1999, the Board of Directors held a total of eleven regular meetings, one special meeting and no executive meetings. Each director attended no less than 80% of the regular meetings of the Board of Directors, as well as Committees, of which they were members.

COMMITTEES OF THE BOARD. During fiscal year 1999, the Board of Directors maintained the following committees: Financial Audit, Compensation & Management Development (CMD), Future Planning, and Operations. Membership and duties of these committees through June 1999 are provided below:

1. Audit. The Audit Committee was comprised of Messrs. Nicholson and Marchi. By providing oversight of the auditors and management, the Audit Committee's responsibility is to insure that Big Sky's financial records and reports fairly and accurately portray the condition and position of Big Sky. The Audit Committee reviews and discusses Big Sky's financial records and financial reports provided by Big Sky's management and auditors. If the Audit Committee determines there are any problems with financial records and reports, these problems are brought before the Board of Directors, as necessary. All Board of Directors members receive copies of the auditors' annual report and letter to management. The Audit Committee met two times during fiscal year 1999.

2. Future Planning. The Future Planning Committee had the following members: Messrs. Marchi, Denney, Nicholson, and Huntington. It met prior to or during Board of Directors Meetings to explore opportunities and strategies for business development and to recommend or initiate appropriate actions. Principal objectives of the Future Planning Committee are business growth, decreasing dependency on Federal Essential Air Service contracts and enhancement of Stockholders' value. The Future Planning Committee examined several business opportunities in fiscal year 1999. The Committee met eleven times during fiscal year 1999.

3. Compensation & Management Development. The Compensation & Management Development (CMD) Committee was comprised of Messrs. Marchi and Huntington. The CMD Committee's primary purposes are to: Recommend compensation and performance bonus compensation for the President/CEO; oversee Big Sky's stock option award plans; provide counsel and guidance to the President/CEO regarding compensation for other principal management, and to oversee employee compensation and benefit programs. The CMD Committee oversees management development. The CMD Committee has adopted the policy of maintaining relatively moderate base salaries for executive officers. Since January 1996, it has based all incentives for principal management on achievement of specific goals related to growth of the business. The CMD Committee met four times during fiscal year 1999.

No member of the CMD Committee is or ever has been an employee of Big Sky. No member of the CMD Committee is affiliated with or related to any executive officer of Big Sky. No member of the CMD is affiliated with any entity having any relationship with Big Sky or Big Sky's executive officers, except that Mr. Marchi and Mr. Nicholson are partners in the Glacier Venture Fund, and Mr. Huntington is a partner in the Northern Rockies Venture Fund, both of which funds own shares of 1996 Series Common Stock of Big Sky. Except for being Stockholders of Big Sky, neither Glacier Venture Fund nor Northern Rockies Venture Fund do any business with Big Sky.

4. Operations. The Operations Committee has three members: Messrs. Daniels, Champney and Denney. Mr. Champney is the President & CEO and Mr. Denney is the Executive VP & COO of Big Sky. The Operations Committee meets as necessary to review airline operating policies and procedures, including safety and regulatory operating compliance issues. The Operations Committee met informally on several occasions during fiscal year 1999. Big Sky's operations are ordinarily reviewed and considered by the Board of Directors in its regular meetings, with reports or comments from the Operations Committee.

(c)      Identification of Certain Significant Employees.

Big Sky expects that Mr. Champney, President/CEO, and Mr. Denney, Executive Vice President/COO and Secretary, will make significant contributions to Big Sky during fiscal year 2000.

(d)      Family Relationships.

None of the executive officers or directors of Big Sky have any family relationship with any nominee for Director or any executive officer of Big Sky.

(e)      Business Experience.

See discussion in Item 7(b), above.

(f)      Involvement in Certain Legal Proceedings.

No director or executive officer of Big Sky, including those nominated to become directors in this Proxy Statement, has filed a petition for bankruptcy or a petition under state insolvency laws, or been the subject of such proceedings within two years before the filing of this Proxy Statement, has been convicted at criminal proceeding or named in a pending criminal proceeding, is or was the subject of any order, judgment, or decree regarding brokerage, securities, investment, underwriter, investment company, banking, savings and loan association, or insurance company activities, business practices, or purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws.

(g)      Promoters and Control Persons.

Not applicable.

(h)      Transactions with Management and Others.

There are no transactions either during fiscal year 1999 or currently proposed exceeding $60,000 in amount between Big Sky and any of its officers and directors, except for a lease with purchase options for Big Sky's office and hangar facilities in Billings, Montana, with Director Jon Marchi. Big Sky's lease with Mr. Marchi is described in Big Sky's 1999 Form 10-KSB and accompanying financial statements. As discussed in more detail in the Section above on the Compensation and Management Development Committee, two investment funds managed by directors are Stockholders of the Big Sky.

(i)      Certain Business Relationships.

There are no relationships between Big Sky and its executive officers, directors, or nominees for director, in which such person, or business in which such person had more than a 10% equity interest, involving payments to or by Big Sky (1) made payments for property or services to Big Sky in excess of 5% of Big Sky's consolidated gross revenues for fiscal year 1999 or such person's consolidated gross revenues for fiscal year 1999; (2) received payments for property or services from Big Sky in excess of 5% of Big Sky's consolidated gross revenues for fiscal year 1999 or such person's consolidated gross revenues for fiscal year 1999; and (3) was indebted to Big Sky in excess of 5% of Big Sky's total consolidated assets for fiscal year 1999. No executive officer, director, nor nominee for director has been a member of or counsel to a law firm that was retained by Big Sky during fiscal year 1999. No executive officer, director, nor nominee for director was a partner or executive officer of any investment-banking firm that performed any services for Big Sky.

(j)      Resignations by Directors.

No director resigned or declined to stand for reelection during fiscal year
1999.

ITEM 8.
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

(a)      Board of Directors Compensation.


On June 30, 1999, Big Sky had six directors, four being "outside" (non-employee) directors and two being "inside" (employee) directors. Big Sky pays each of its outside directors base compensation of $1,000 per year, plus $300 for each Board of Directors meeting attended. Additionally, Big Sky pays outside directors $75 per hour, up to a maximum of $300 per day, for work on approved special projects. Big Sky reimburses Board of Directors members for out-of-pocket expenses required in the performance of their duties and to attend Board of Directors meetings and committee meetings. Big Sky pays the Chairman $500 per month, irrespective of time spent. Total payments for outside directors' services during fiscal year 1999 were $27,967, as follows:

                         Board Item                                    Payments
                  -----------------------------------                  --------
                  Mtgs., Conf. & Special Projects (1)                  $ 21,250
                  Expense Reimbursement (2)                               6,717
                  Total (3)                                            $ 27,967


(1) Annual base compensation, individual meeting compensation and monthly base compensation applicable for Chairman only).
(2)  Includes travel and per diem.
(3) Individual totals as follows: Marchi -- $ 17,073, Nicholson -- $ 3.207, Huntington -- $ 4,158, and Daniels -- $ 3,529. Expenses shown do not include legal, professional & other fees related to Board of Directors matters.

Big Sky has an Outside Directors Stock Option Plan, granting outside directors the option to purchase 2,000 shares of stock annually at the conclusion of each year's service, at the market price on that date. The option term is five years. Under this Outside Directors Stock Option Plan, Big Sky awarded options to purchase 10,000 shares at $.9375 per share before 1997. Options to purchase an additional 8,000 shares were granted under this Plan in February, 1997 at a price of $1.125 per share, in February, 1998, at a price of $1.375 per share, and in February 1999, at a price of $1.9375 per share.

(b)      Executive Officer Compensation.

The table below gives compensation information for Mr. Champney, Big Sky's President/CEO in fiscal year 1999, the person for whom such reporting is required.


                  Annual Compensation $           Long Term            Other Com-
                  ---------------------           Compensation--       pensation--
                  Salary (1)    Bonus             Stock Options #      Non-Cash
                  ----------   --------           ---------------      ---------

Champney
--------

Fiscal Year
-----------
1999               $ 95,000    7,791              20,000               25,435


-----
(1)     Base compensation.

ITEM 9.
INDEPENDENT PUBLIC ACCOUNTANTS

(a)      Principal Accountant Selected for Election.

The Board of Directors re-appointed Eide Bailly & Co., P.L.L.P., as independent auditors, to examine the financial statements of Big Sky for the fiscal year-ending June 30, 2000, and to perform other appropriate accounting services. The Board of Directors recommends to the Stockholders that the selection of Eide Bailly & Co. be ratified.

(b)      Previous Accountant.

Eide Bailly & Co. began serving as Big Sky's auditors in 1996.

(c)      Accountant Present at Meeting.

A representative of Eide Bailly & Co. will attend the Annual Meeting, will be available to respond to questions from Stockholders and may make a statement on behalf of Eide Bailly & Co., if so desired.

(d)      Resignation or Dismissal of Previous Accountant.

In fiscal year 1996, Big Sky discontinued utilizing the accounting services of KPMG Peat Marwick, as a result of competitive bidding for accounting services. There were no disagreements between Big Sky and KPMG Peat Marwick regarding any matter concerning Big Sky's accounting methods, financial reporting or data.

ITEM 10.
COMPENSATION PLANS

Big Sky proposes the adoption of the Big Sky Transportation Co. 1999 Long Term Incentive and Stock Option Plan, which is described in detail in Discussion of Annual Meeting Proposals below and which is attached as an Appendix to this Proxy Statement.

ITEM 11.
AUTHORIZATION OF ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

Big Sky has proposed no action for the Annual Meeting authorizing the issuance of any securities.

ITEM 12.
MODIFICATION OR EXCHANGE OF SECURITIES

Big Sky has proposed no action for the Annual Meeting authorizing the modification or exchange of any class of securities.

ITEM 13.
FINANCIAL AND OTHER INFORMATION RELATED TO ITEMS 11 AND 12

Not applicable.

ITEM 14.
MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

Big Sky has proposed no action for the Annual Meeting authorizing any transaction involving merger or consolidation of Big Sky, or acquisitions by Big Sky.

ITEM 15.
ACQUISITION OR DISPOSITION OF PROPERTY

Big Sky has proposed no action for the Annual Meeting authorizing the acquisition or disposition of any property.

ITEM 16.
RESTATEMENT OF ACCOUNTS

Big Sky has proposed no action for the Annual Meeting authorizing the restatement of any asset, capital or surplus account of Big Sky.

ITEM 17.
ACTION WITH RESPECT TO REPORTS

Big Sky has proposed no action for the Annual Meeting about any report of Big Sky or of its directors, officers, or committees, or any meetings of the meeting of Big Sky's Stockholders.

ITEM 18.
MATTERS NOT REQUIRED TO BE SUBMITTED

Big Sky has proposed no action for the Annual Meeting that does not require voting by Big Sky Stockholders.

ITEM 19.
AMENDMENT OF CHARTER, BYLAWS OR OTHER DOCUMENTS

Big Sky has proposed no action for the Annual Meeting authorizing any amendment of Big Sky's charter, bylaws, or other documents.

ITEM 20.
OTHER PROPOSED ACTION

Big Sky has proposed no action for the Annual Meeting on any matter not referred to in this Proxy Statement.

ITEM 21.
VOTE REQUIRED FOR APPROVAL

Stockholders present and entitled to vote at the Annual Meeting will elect directors, utilizing cumulative voting as described in Item 6(c) above.

For purposes of determining the outcome of the vote on election of directors, an instruction to "abstain" from voting will be treated as shares present and entitled to vote, but will not be voted for or against any person nominated for director.

For purposes of determining the outcome of the vote on ratification of auditors and the vote on approval of the Big Sky Transportation Co. 1999 Long Term Incentive and Stock Option Plan, an instruction to "abstain" from voting will be treated as shares present and entitled to vote, but will not be voted for or against the proposal.

For all three proposals, broker non-votes that occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, are not counted for the purpose of determining the number of shares present in-person or represented by proxy on a voting matter and shall have no effect on the outcome of the vote.

ITEM 22.
INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable.

                     DISCUSSION OF ANNUAL MEETING PROPOSALS

                 PROPOSAL 1: ELECTION OF THE BOARD OF DIRECTORS


         A. The Board of Directors has set the number of directors to be elected at six (6). The Board of Directors recommends election of Kim B. Champney, Jack
K. Daniels, Craig Denney, Stephen D. Huntington, Jon Marchi, and Alan D. Nicholson to serve until the next Annual Meeting of Stockholders. Information about these individuals is given in Item 7 of this Proxy Statement.

         B. A proposal to elect this slate of six individuals to Big Sky's Board of Directors will be presented to the Stockholders at the Annual Meeting. Those director nominees who receive the greatest number of shares present in person or represented by proxy at the Annual Meeting voting in favor of their nomination in accordance with the cumulative voting rules described in Item 6c of this Proxy Statement will be elected. Stockholders have the right to cumulate their votes for the election of directors.

         BIG SKY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO ELECT KIM B. CHAMPNEY, JACK K. DANIELS, CRAIG DENNEY, STEPHEN D. HUNTINGTON, JON MARCHI, AND ALAN D. NICHOLSON TO BIG SKY'S BOARD OF DIRECTORS.


                PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

EIDE BAILLY & CO., P.L.L.P. has served as Big Sky's auditors on a continuous basis since 1996, and has been appointed by the Board of Directors to continue in the capacity for the fiscal year ending June 30, 2000.

A proposal to ratify the appointment of Eide Bailly & Co., P.L.L.P. will be presented to the Stockholders at the Annual Meeting. A majority of shares voting at the Annual Meeting is required for Stockholders' ratification of this appointment.

A representative of Eide Bailly & Co., P.L.L.P. will be present at the Annual Meeting of Stockholders and will be available to respond to appropriate questions from Stockholders. The representative will have an opportunity to make a statement on behalf of the firm, if so desired.

         BIG SKY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY & CO., P.L.L.P.

                   PROPOSAL 3: BIG SKY TRANSPORTATION CO. 1999
                    LONG TERM INCENTIVE AND STOCK OPTION PLAN

Big Sky's Board of Directors has resolved to adopt the 1999 Long Term Incentive and Stock Option Plan, subject to approval of the Stockholders at Big Sky's Annual Meeting. The Board of Directors recommends approval of this Plan. A majority of shares present in person or represented by proxy at the Annual Meeting is required for Stockholder approval of this Plan. A copy of this Plan is attached to and incorporated in this Proxy Statement.

Reasons for 1999 Long Term Incentive and Stock Option Plan.

The Board of Directors considers awards of stock options and stock appreciation rights (SARs) to be important incentives to Big Sky's officers, directors, and employees, especially in light of the fact that the compensation paid to directors and key management personnel are below compensation rates for comparable positions in the region. Big Sky's 1996 stock option plan for key employees contains only 14,000 shares remaining for distribution, and all other previous stock option plans for employees have expired. Big Sky has an existing stock option plan for outside directors, but the outside directors' plan is not an incentive plan and does not cover employees or management personnel.

The Board of Directors believes that the 1999 Long Term Incentive and Stock Option Plan should be adopted to replace the 1996 stock option plan and stock option plans that have expired in order to provide continuing incentives to Big Sky's employees, including its key management personnel. The proposed 1999 Long Term Incentive and Stock Option Plan allows for Big Sky to give additional consideration to employees for their performance in the form of stock options and SARs. A stock option is a right to purchase stock in the future for a fixed price. SARs are contractual rights to receive bonus compensation in the form of cash or stock if the value of stock appreciates over a fixed period of time. Such programs do not require an immediate use of Big Sky's cash to provide additional incentive compensation, and in fact, generate cash when the options are exercised. The proposed plan provides officers, directors, and employees with the ability to receive valuable assets that give the recipients a stake in Big Sky's success.

Under the 1999 Long Term Incentive and Stock Option Plan, Big Sky shall be authorized to grant stock options and SARs ("awards") to both employees and non-employees who provide valuable services to Big Sky to allow them to acquire Big Sky's common stock. Because the Plan covers both employees and non-employees, it allows for both "qualified" and "non-qualified" awards. Qualified awards are those that are given special tax treatment under the Internal Revenue Code. The total number of shares of common stock, subject to stock options and SARs that may be issued under the Plan shall not exceed 500,000 shares of 1996 Series Common Stock, but is further limited and at no time shall awards under the Plan exceed 12.5% of the total outstanding shares of 1996 Series Common Stock, on a fully diluted basis. The term of the 1999 Long Term Incentive and Stock Option Plan shall be for ten years. The Plan shall be administered by the Board of Directors or a committee appointed by the Board of Directors. The Board of Directors or the committee shall, in its discretion, designate key employees and non-employees who have performed exemplary services for Big Sky to be entitled to stock option awards. In order to exercise a stock option, the recipient must pay to Big Sky the fair market value (public trading price) of Big Sky's 1996 Series Common Stock as recorded on the date that the option is awarded. Options may be exercised for a period of up to ten years from the date that an option is granted. The exercise of any option granted shall be effective only at such time that the issuance and delivery of shares will not violate any state or federal securities laws and will be in compliance with all tax laws applicable to Big Sky. The options under the Plan shall not be assignable, nor shall they be subject to trading. The 1999 Long Term Incentive and Stock Option Plan will become effective upon approval by the stockholders at the Annual Meeting. All of Big Sky's officers and employees, 232 as of September 30, 1999, are eligible to be designated Key Employees and to receive awards of stock options under the 1999 Long Term Incentive and Stock Option Plan. In past years the Board of Directors has awarded such options primarily to upper level management employees.

There are no persons who have been identified as of the date of this Proxy Statement who will be receiving or have allocated to them any benefits under the 1999 Long Term Incentive and Stock Option Plan. Therefore, it is not possible to provide a New Plan Benefits table, as described in SEC Schedule 14a, Item 10(a)(2). The purpose of the Plan is to give authority to the Board of Directors to make awards in the future.

Existing Stock Options

Under Big Sky's previous stock option plans the following options are outstanding: 40,000, expiring 2003-2004. Under Big Sky's outside directors stock option plan the following options are outstanding: 23,667, expiring 2000-2004 and approximately 52,000 stock options remain available.

Federal Income Tax Consequences

Incentive awards granted under the 1999 Long Term Incentive and Stock Option Plan are intended to qualify for favorable tax treatment to the recipient under
Section 422 (formerly ss. 422A) of the Internal Revenue Code. Under Section 422, a participant recognizes no taxable income when an award is granted. A participant will not recognize regular taxable income, but may have alternative minimum tax consequences, when the award is exercised. This favorable tax treatment is permitted if the participant has been an employee of Big Sky at all times from the date the award is granted until three months before the date the award is exercised. Taxable income occurs when the stock acquired upon exercise of the award is sold, but a participant may qualify for long term capital gain rates if the stock or option has been owned by the Participant for at least one year. Big Sky ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive award.

To the extent that an award under the 1999 Long Term Incentive and Stock Option Plan is determined to be non-qualified, a participant will not realize any taxable income on the date the award is granted to the participant. Upon exercise of the award, however, the participant must recognize, in the year of exercise, ordinary income equal to the difference between the option price or index price of the award and the fair market value of Big Sky's Common Stock on the date of exercise. Employment taxes (e.g., FICA, Medicare tax, etc.) are owed on the difference between the stock price and the option price by both the employer and the employee. Upon the sale of shares acquired in the exercise of an award, any resulting gain or loss will be treated as a capital gain or loss if the stock has been owned by the participant for at least one year. Big Sky will receive an income tax deduction in its fiscal year in which or with which ends the taxable year in which the award is exercised. This deduction is equal to the amount of ordinary income recognized by those participants exercising awards.

         BIG SKY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE 1999 LONG TERM INCENTIVE AND STOCK OPTION PLAN.



Submitted on Behalf of
the Board of Directors of:

BIG SKY TRANSPORTATION CO.


By:     /s/ Kim B. Champney                          /s/ Craig Denney
        -------------------                          ----------------
        Kim B. Champney, President                   Craig Denney, Secretary



Billings, Montana
January 12, 2000

             APPENDIX TO BIG SKY TRANSPORTATION CO. PROXY STATEMENT


                           BIG SKY TRANSPORTATION CO.
                            1999 LONG-TERM INCENTIVE
                                       AND
                                STOCK OPTION PLAN


1.       Purpose of Plan.

         This Plan shall be known as the "BIG SKY TRANSPORTATION CO. 1999 LONG-TERM INCENTIVE AND STOCK OPTION PLAN" and is hereinafter referred to as the "Plan". The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of Big Sky Transportation Co., a Montana corporation (the "Corporation"), to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Corporation through stock options and other long-term incentive awards as provided herein. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), or options which do not qualify as Incentive Stock Options. Awards granted under this Plan may include Stock Appreciation Rights ("SARs"). The term "Award", as used in this Plan shall include any stock options and SARs granted under this Plan.

2.       Stock Subject to Plan.

         Subject to the provisions of Section 19 hereof, the stock to be subject to options or other awards under the Plan shall be the Corporation's authorized 1996 Series Common Stock, without par value. Such shares may be either authorized but unissued shares, or issued shares that have been reacquired by the Corporation. Subject to adjustment as provided in Section 19 hereof, the maximum number of shares on which options may be exercised or other awards, including SARs, issued under this Plan shall be 500,000 shares but at no time shall exceed 12.5% of the current outstanding common stock of the Corporation, on a fully diluted basis. If an option or award under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options or awards thereafter granted during the term of the Plan.

3.        Administration of Plan.

          (a) The Board of Directors of the Corporation or a committee shall administer the Plan thereof. The members of any such committee shall be appointed by and serve at the pleasure of the Board of Directors and shall include only "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities and Exchange Act of 1934. The President/CEO of the Corporation or other designated officer of the Corporation may serve as an advisor to the Committee as designated by the Board. The Corporation's General Counsel shall serve as an advisor to the Committee. (The group administering the Plan shall hereinafter be referred to as the "Committee"). If no Committee is appointed, then the Committee as used elsewhere shall mean the entire Board of Directors. In addition, to the extent required by Section 162(m) of the Code (if
Section 162(m) becomes applicable to the Corporation in the future), all members of the Committee shall be "outside directors" within the meaning of Section 162(m) of the Code.

          (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i) to determine the purchase price of the Common Stock covered by each option or award, (ii) to determine the employees to whom and the time or times at which such options and awards shall be granted and the number of shares to be subject to each, (iii) to determine the form of payment to be made upon the exercise of an SAR or in connection with performance awards, either cash, Common Stock of the Corporation or a combination thereof, (iv) to determine the terms of exercise of each option and award, including but not limited to the vesting of each option and award, (v) to accelerate the time at which all or any part of an option or award may be exercised, (vi) to amend or modify the terms of any option or award with the consent of the optionee or grantee, (vii) to interpret the Plan, (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, (ix) to determine the terms and provisions of each option and award agreement under the Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (x) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 20 hereof to amend or terminate the Plan. The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Corporation, shall be final and conclusive.

     (c) The Committee shall select one of its members as its Chair and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of an option or award shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Corporation following such grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

     (d) Upon the grant of any option or award under this Plan, the Committee shall cause to be issued an agreement setting forth the grant or award specifying the terms and conditions of such grant or award, consistent with the terms and conditions of this Plan. The recipient of the grant or award shall execute said agreement.

4.       Eligibility.

         Incentive Stock Options may only be granted under this Plan to key employees of the Corporation, defined in this Plan as any full or part-time employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Corporation and of its present and future subsidiary corporations within the meaning of Section 424(f) of the Code (herein called "subsidiaries"). Full or part-time employees of the Corporation, members of the Board of Directors of the Corporation, consultants or independent contractors to the Corporation or one of its subsidiaries, or other persons contributing services to the Corporation or one of its subsidiaries, shall be eligible to receive options which do not qualify as Incentive Stock Options and awards. In determining the persons to whom options and awards shall be granted and the number of shares subject to each, the Committee may take into account the nature of services rendered by the respective employees, board member, consultants, independent contractors, or other persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an option or award under this Plan may be granted additional options or awards under the Plan if the Committee shall so determine; provided, however, that for Incentive Stock Options granted after December 31, 1986, to the extent the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of his or her or her employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options which do not qualify as Incentive Stock Options. Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Corporation or any of its subsidiaries or affect, in any way, the right of the Corporation or any of its subsidiaries to terminate his or her or her employment at any time.

5.       Price.

         The option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Stock at the date of grant of such option. The option price for options granted under the Plan, which do not qualify as Incentive Stock Options and, if applicable, the Committee shall also determine the price for all awards. For purposes of this Section and for all other valuation purposes under the Plan, the fair market value of the Common Stock shall be: (i) so long as the Common Stock of the Corporation is publicly traded, the fair market value of the Common stock shall be the last publicly traded price of the Common Stock on the date of grant of such option or award, or (ii) in the event that the Common Stock is not publicly traded, as reasonably determined by the Committee. If on the date of grant of any option or award hereunder the Common Stock are not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.

6.       Term.

         Each option and award and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the option or award agreement. The Committee shall be under no duty to provide terms of like duration for options or awards granted under the Plan, but the term of an Incentive Stock Option may not extend more than ten (10) years from the date of grant of such option and the term of options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than fifteen (15) years from the date of granting of such option.

7.       Exercise of Option or Award.

         (a) The Committee shall have full and complete authority to determine whether an option or award will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the option or award as the Committee may determine and specify, in the option or award agreement.
          (b) The exercise of any option or award granted hereunder shall only be effective at such time that the sale of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws.

          (c) An optionee or grantee electing to exercise an option or award shall give written notice to the Corporation of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Corporation in cash (including bank check, certified check personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for the Corporation's Common Stock already owned by the optionee or grantee having a fair market value as of the date of grant equal to the full purchase price of the shares, or (ii) by delivering the optionee's or grantee's promissory note, which shall provide for interest at a rate not less than the minimum rate required to avoid the imputation of income, original issue discount or a below- market-rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto, or (iii) a combination of cash, the optionee's or grantee promissory note and such shares. The fair market value of such tendered shares shall be determined as provided in Section 5 hereof. The optionee's or grantee's promissory note shall be a full recourse liability of the optionee and may, at the discretion of the Committee, be secured by a pledge of the shares being purchased. Until such person has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

         (d) Notwithstanding any other provision in this Plan, the Committee shall have full and complete authority to assist any employee participating in the Plan (including officers, whether or not they are directors) in the exercise of one or more options or awards granted to such employee under the Plan by (i) assisting participants in arranging loans from third parties to exercise options or awards, (ii) recommending to the Board of Directors the extension of a loan or loans to such employee from the Corporation, or (iii) recommending to the Board of Directors a guarantee by the Corporation of a third-party loan or loans to such employee; provided that any such loan or loans must be approved by the Board of Directors and must be used exclusively for (A) the cash exercise of one or more options or awards granted to such employee under the Plan or (B) payment of any federal, state or local tax liability of such employee resulting from exercise of one or more options or awards which do not qualify as Incentive Stock Options granted to such employee under the Plan. The Board of Directors will establish the terms of any loan or guarantee (including the interest rate and terms of repayment) in its sole discretion.

8.       Stock Appreciation Rights

         (a) Grant. At the time of grant of an option or award under the Plan (or at any other time), the Committee, in its discretion, may grant a Stock Appreciation Right ("SAR") evidenced by an agreement in such form as the Committee shall from time to time approve. Prior to awarding an SAR the Committee shall consult with the Corporation's Chief Financial Officer or independent certified public accountant if no Chief Financial Officer is serving and obtain an opinion as to the financial and tax ramifications upon the Corporation of the proposed SAR. Any such SAR may be subject to restrictions on the exercise thereof as may be set forth in the agreement representing such SAR, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

         (b) Exercise. An SAR shall be exercised by the delivery to the Corporation of a written notice which shall state that the holder thereof elects to exercise his or her SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests be paid to in cash and what portion, if any, is to be paid in Common Stock of the Corporation. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Common Stock of the Corporation or any combination of cash and shares as the Committee may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Committee. The SAR exercise amount is the excess of the fair market value of one share of the Corporation's Common Stock on the date of exercise over the per share exercise price in respect of which the SAR was granted, multiplied by the number of shares as to which the SAR is exercised. For the purposes hereof, the fair market value of the Corporation's shares shall be determined as provided in Section 5 hereof

9.       Conditions of Employment.

         The Committee shall have the authority in its sole discretion to require any participant, who is an employee of the Corporation or its subsidiary, not otherwise covered by an employment agreement with the Corporation or subsidiary and to whom an option or award is granted under this Plan, in consideration of granting of such option or award, to agree that he or she will remain in the employ of the Corporation or a subsidiary corporation for a period of up to two years from the date of the granting of each option or award. Nevertheless, the granting of an option or award under this Plan shall impose no obligation on the Corporation or on any of its subsidiary corporations to continue the employment of any participant, and shall not lessen or affect the right to terminate such employment of the participant.

10.      Effect on Eligibility for Other Employee Compensation or Benefit Plans

         Participation under this Plan shall not affect eligibility for any profit-sharing, bonus, insurance, pension, or other extra-compensation plan which the Corporation or its subsidiary corporations have previously adopted or may at any time adopt for employees.

11.      Severance, Death.

         (a) In the event that any employee participating in the Plan shall cease to be employed by the Corporation or by any of its subsidiary corporations for any reason except death, any option or award theretofore granted to him or her under this Plan which shall not have been then exercised in the manner described below shall be deemed at that time cancelled, except that the Board may in its absolute discretion extend the privilege to such participant to exercise any options or awards previously granted to him, which have not then expired, within three months after severance. Furthermore, if any such cessation of employment is caused by the participant's retirement, in accordance with the retirement policies of the Corporation or its subsidiary employing the participant at such time, by the Corporation or by such subsidiary, the participant shall have the right to exercise such options or awards, which have not then expired, at any time within three months after such retirement. The transfer of a participant from the employ of the Corporation to a subsidiary corporation, or vice versa, or from one subsidiary corporation to another, shall not be deemed to constitute a cessation of employment for purposes of this Plan.

         (b) In the event that a participant shall die while employed by the Corporation or by any subsidiary corporation, or shall die within three months after his or her retirement by the Corporation or by any subsidiary corporation, any options or awards granted to him or her under this Plan which shall not have been exercised in the manner described herein at the time of his or her death shall be exercisable by the estate of the participant, or by any person who acquired such option or award by bequest or inheritance from the participant, within twelve months after the death of the participant, or until the expiration of the options or awards as provided herein if that be sooner. References to the "participant" as used in this Plan shall be deemed to include any person entitled to exercise the option or award after the death of the participant under the terms of this paragraph.

12.      Non-competition.

         The Committee shall have the authority in its sole discretion to require any participant, who is an employee of the Corporation or its subsidiary, not otherwise covered by an employment agreement with the Corporation or subsidiary and to whom an award is granted under this Plan, in consideration of the granting of such option or award, shall agree that during his or her employment with the Corporation, or a subsidiary corporation, and for a period of up to two years following his or her termination of employment for any reason, he or she will not, either directly or indirectly, (a) be involved, as an owner, partner, shareholder, joint venturer, director, employee, independent contractor, or otherwise, in the conduct of any business which competes with the business of the Corporation, (b) solicit business from any Customer of the Corporation, or (c) solicit any other employees of the Corporation to be employed by him or her or by any entity in which he is an owner or employee.

13.      Securities Registration.

         Upon the exercise of any option or award under this Plan, the participant shall agree to hold the shares acquired by his or her exercise of the option or award for investment and not with a view to resale or distribution thereof to the public, and he shall deliver to the Corporation a certificate to that effect. In the event that the Corporation shall nevertheless deem it necessary to register under the Securities Act of 1933 or other applicable statutes, any shares with respect to which an option or award shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 under Regulation A of the Rules and Regulations of the Securities and Exchange Commission, then the Corporation shall take such action at its own expense before delivery of such shares. In the event the shares of the Corporation shall be listed on any national stock exchange at the time of the exercise of an option or award under this Plan, the Corporation may, at its discretion in accordance with the rules of said stock exchange and under the Rules and Regulations of the Securities and Exchange Commission, register the shares with respect to which such option or award is exercised and make application for the listing on such stock exchange of such shares.

14.      Liquidation.

         Upon the complete liquidation of the Corporation, or its subsidiary employing a participant, for less than the book value of the Corporation's or subsidiary's net worth, as shown on said corporation's most recently audited financial statements prior to the time the option or award was granted, the Committee shall have discretion to require that any unexercised options or awards previously granted under this Plan shall be deemed cancelled, except as otherwise provided herein, on the occasion of a merger or consolidation. In the event of the complete liquidation of the Corporation or its subsidiary employing a participant, the Committee shall have discretion to accelerate the exercise rights and vesting of any option or award granted under this Plan, provided that said right of acceleration is stated in the agreement granting said option or award.

15.      Income Tax Withholding and Tax Bonuses.

         (a) In order to comply with all applicable federal or state income tax laws or regulations, the Corporation may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an optionee or grantee under the Plan, are withheld or collected from such optionee or grantee. In order to assist an optionee or grantee in paying all federal and state taxes to be withheld or collected upon exercise of an option or award which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the optionee or grantee to satisfy such tax obligation by (i) electing to have the Corporation withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a fair market value, determined in accordance with Section 5 hereof, equal to such taxes or (ii) delivering to the Corporation Common Stock other than the shares issuable upon exercise of such option or award with a fair market value, determined in accordance with Section 5 hereof, equal to such taxes.

         (b) The Committee shall have the authority, at the time of grant of an option or award under the Plan or at any time thereafter, to approve tax bonuses to designated optionees or grantees to be paid upon their exercise of options or awards granted hereunder. The Committee shall determine the amount of any such payments. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.

16.      Additional Restrictions.

         The Committee shall have full and complete authority to determine whether all or any part of the Common Stock of the Corporation acquired upon exercise of any of the options or awards granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's or grantee's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such options or awards.

17.      Ten Percent Shareholder Rule.

         Notwithstanding any other provision in the Plan, if at the time an option is otherwise to be granted pursuant to the Plan, the optionee owns directly or indirectly (within the meaning of Section 424(d) of the Code) Common Stock of the Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Stock of the Corporation determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

18.  Non-Transferability.

     No option or award granted under the Plan shall be transferable by an optionee or grantee, otherwise than by will or the laws of descent or distribution. However, the Committee, in its sole discretion, may allow a participant to exercise an option or award through a participant's self-directed Individual Retirement Account if such exercise shall not disqualify the option or award as an Incentive Stock Option. Except as otherwise provided in an option or award agreement, during the lifetime of an optionee or grantee, the option or award shall be exercisable only by such optionee or grantee.

19.  Adjustments to Common Stock.

     If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization or other change in the structure of the Corporation, dividend in the form of stock (of whatever amount), stock split or stock subdivision, or reverse stock split, appropriate adjustments in the Plan and outstanding options and awards shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding options and awards and the amount payable upon exercise of outstanding awards, in order to prevent dilution or enlargement of option or award rights.

20.  Amendment or Discontinuance of Plan.

     The Board of Directors may amend or discontinue the Plan at any time. Subject to the provisions of Section 19 hereof, no amendment of the Plan, however, shall without shareholder approval: (i) increase the maximum number of shares under the Plan as provided in Section 2 hereof,
(ii) decrease the minimum price provided in Section 5 hereof, (iii) extend the maximum term under Section 6 hereof, or (iv) modify the eligibility requirements for participation in the Plan. The Board of Directors shall not alter or impair any option or award theretofore granted under the Plan without the consent of the holder of the option or award.

21.  Time of Granting.

     Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Corporation, and no action taken by the Committee or the Board of Directors (other than the execution and delivery of an option or award agreement), shall constitute the granting of an option or award hereunder.

22.  Effective Date and Termination of Plan.

     (a)  The Plan was approved by the Board of Directors on December 9,
1999, and shall be approved by the shareholders of the Corporation within twelve
(12) months thereof.

     (b) Unless the Plan shall have been discontinued as provided in Section 20 hereof, the Plan shall terminate on December 9, 2009. No option or award may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee or grantee, alter or impair any rights or obligations under any option or award theretofore granted.

23.  Miscellaneous.

     (a) Neither the Plan nor any award granted pursuant to the Plan shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and awardee or any other person. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

     (b) No fractional shares shall be issued or delivered pursuant to the Plan, and the Committee shall determine whether cash shall be paid in lieu of any fractional shares or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     (c) No person receiving an option or award under the Plan or other person shall have any claim to be granted any option or award under the Plan, and there is no obligation for uniformity of treatment of awardees or beneficiaries of options under the Plan. The terms and conditions of options need not be the same with respect to any awardee or with respect to different awardees.

     (d) The validity, construction and effect of the Plan, and any rules and regulations relating to the Plan, shall be determined in accordance with the laws of the State of Montana.

     (e) Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     EXECUTED on this 9th day of December, 1999, pursuant to resolution of the Board of Directors of Big Sky Transportation Co.

                                          BIG SKY TRANSPORTATION CO.


                                          By:    /s/ Jon Marchi
                                             ----------------------------
                                             Jon Marchi, Chairman


ATTEST:

By:  /s/ Craig Denney
   ----------------------------
   Craig Denney, Secretary

                         BIG SKY TRANSPORTATION CO.

                            1601 AVIATION PLACE
                              BILLINGS MT 59105
             ANNUAL MEETING OF STOCKHOLDERS, FEBRUARY 29, 2000

The undersigned appoints Jon Marchi and Craig Denney as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated above, all the shares of 1996 Series Common Stock of Big
Sky Transportation Co., held of record by the undersigned on January 14, 2000 at the Annual Meeting of Stockholders to be held at 3:30 p.m. February 29, 2000 or any adjournment thereof.

           PLEASE SIGN AND DATE THE REVERSE SIDE BEFORE MAILING

THE BOARD UNANIMOUSLY RECOMMENDS VOTES FOR PROPOSALS 1 THROUGH 3

1. Election of the Board of Directors: Kim B. Champney, Jack K. Daniels, Craig Denney, Stephen D. Huntington, Jon Marchi and Alan D. Nicholson

     [ ] FOR all nominees listed above (except as marked to the contrary)
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed above

     INSTRUCTIONS: To withhold authority to vote for any nominee, Strike a line through the nominee's name in the list above.

2. Proposal to ratify the selection of Eide Bailly & Co. P.L.L.P. as independent auditors.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

3.   To ratify and approve the Long Term Incentive and Stock Option Plan.

     [ ] FOR
     [ ] AGAINST
     [ ] ABSTAIN

This proxy when properly executed will be voted in the manner directed herein by the stockholder. If no direction is made, this proxy will be voted for the above proposals.

                                   This proxy is solicited on behalf of the
                                           Board of Directors

                                ________________________________________________
                                (Please sign name(s) exactly as printed at left)

                                ________________________________________________
                                    (If there are co-owners, both must sign)

                                DATED: _________________________________________
                                           Month        Day          Year

                                     PLEASE MARK, SIGN, DATE AND RETURN
                                       THE PROXY CARD PROMPTLY USING
                                           THE ENCLOSED ENVELOPE.